UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 28, 2026

Stellar Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 Greenway Plaza, Suite 110

Houston,Texas 77046

(Address of Principal Executive Offices) (Zip Code)

(713) 210-7600

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 28, 2026, Stellar Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

As a result of today’s announcement that the Company has entered into a merger agreement with Prosperity Bancshares, Inc., the Company has cancelled the previously announced conference call regarding the Company’s fourth quarter results, which was scheduled for Friday, January 30, 2026, at 8:00 a.m. Central Time (9:00 a.m. Eastern Time).

Item 9.01. Financial Statements and Exhibits.

Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Q4 2025 Earnings Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, the Company does not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, objectives, strategies, expectations, intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building,” “continue,” “could,” “drive,” “estimates,” “expects,” “extent,” “focus,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plan,” “position,” “probable,” “progressing,” “projects,” “prudent,” “seeks,” “should,” “target,” “view,” “will” or “would” or the negative of these words and phrases or similar words or phrases. For a list of factors that could cause actual results to differ materially from those set forth in the forward-looking statements, see the risk factors described in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other reports that are filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC.

Date: January 28, 2026	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer